1 1 Gregory P. Rustowicz Vice President – Finance & Chief Financial Officer KeyBanc Industrials Conference June 1, 2017

2 2 Safe Harbor Statement These slides contain (and the accompanying oral discussion will contain) “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including general economic and business conditions, conditions affecting the industries served by the Company and its subsidiaries, conditions affecting the Company’s customers and suppliers, competitor responses to the Company’s products and services, the overall market acceptance of such products and services, the integration of acquisitions and other factors disclosed in the Company’s periodic reports filed with the Securities and Exchange Commission. Consequently such forward looking statements should be regarded as the Company’s current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. This presentation will discuss some non-GAAP financial measures, which we believe are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. We have provided reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation.

3 3 Columbus McKinnon Corporation Market Capitalization $552.5 million Annual Dividend $0.16 Recent Price $24.45 Dividend Yield 0.66% 52 Week High-Low $29.23 - $13.80 Institutional Ownership 94% Shares Outstanding 22.6 million Insider Ownership 6% Average Daily Volume (3 mos.) 109 thousand Employee Count (approx.) 3,400 Book Value per Share $15.13 Fiscal Year End March 31 Market data as of 05/25/17 (Source: Bloomberg); shares outstanding as of 5/24/17; book value per share as of 3/31/17; employee count as of 03/31/17; Institutional and insider ownership as of most recent filing Founded: 1875 IPO: 1996 NASDAQ: CMCO

4 4 Near-term Priorities Integrate STAHL  Expect $5m in synergies in FY2018  Realizing growth opportunities Leverage Magnetek technology  Cost effectively embedding digital controls in hoists  Products will include information intelligence Strengthen the core  Identifying actions to grow market share Pay down debt  Reduce debt in FY2018 by $45 million to $50 million  Expect 3X net debt/EBITDA by fiscal year end

5 5 Broad Offerings & Diverse Markets Hoists 56% Chain & Rigging 11% Industrial Cranes 5% Actuators 11% Digital Power Control 12% Elevator 3% Other 2% Second largest global hoist company (Includes the impact of STAHL which was acquired on January 31, 2017) Product Offering Markets (pro forma with STAHL) [CATEGORY NAME] [CATEGORY NAME] Oil & Gas Energy/ Utilities [CATEGORY NAME] [CATEGORY NAME] Construction Pulp Paper/Chemical/ Pharma [CATEGORY NAME] [CATEGORY NAME] [CATEGORY NAME] [CATEGORY NAME] [CATEGORY NAME] ~25% 10% - 12% 2% - 3% 5% - 6%

6 6 From Lifting Products… Powered Chain Hoists Powered Wire Rope Hoists ATEX Explosion Protected Hoists

7 7 …to Solutions

8 8 International Market Penetration Reported Non-U.S. Sales FY 20171 $243.3 million U.S. 62% Europe, Middle East & Africa 26% Canada 4% Latin America 5% APAC 3% (1) FY 2017 includes two months with STAHL [CATEGORY NAME] [CATEGORY NAME] [CATEGORY NAME] 12-Month Pro Forma with STAHL

STAHL Acquisition

STAHL Crane Systems

Technology: Leader in explosion-protected hoists

Cash Purchase Price: ~$240 million;
reduced by ~$1.3 million working capital adjustment

Acquired: Closed January 31, 2017

Strong Value Proposition

- Superior product quality
- Premium brand; strong reputation
- Excellent cultural alignment; geographic complement
- Explosion-protected hoist leader (ATEX Certified)
  - extends capabilities
- Enhanced engineering depth for custom hoists and cranes
- Large installed base; strong spare parts business



Revenue by Market Channel


43%
57%
EPC
Crane Builders & Distributors

COLUMBUS McKINNON CORPORATION
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10 10 Value Creation Costs  Sourcing & logistics  Sales office consolidation  Product rationalization  Lean processes Revenue  Leverage global sales force  Expand product offering  Smart technology Intercompany Opportunities  Low cost manufacturing  Magnetek drives  Chain and forgings  Jib cranes and light rail Synergies: $5 million year one $11 million year two Higher value engineered solutions

11 11 Technology Driven Solutions

Product Development

Market Needs	Strategic Product Management
	Voice of Customer & Watch the Work
Product Planning	Knowledge Based
Product Development	Engineering Metrics
	Market Performance Metrics
Market Feedback	Speed to Market

Recent Successes:



Yale LodeKing LT™ Wire Rope Hoist

- ✓ Ultra-low headroom
- ✓ Safety and performance features of Magnetek IMPULSE® Series 4 Drive



Yale ERGO360 Ratchet Lever Hoist

- ✓ Crank lever allows for 360° rotation
- ✓ 30% less force required
- ✓ 12x faster lifting speed
- ✓ Better operator posture & safety

COLUMBUS McKINNON

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13 13 Key Vertical Markets

14 14 $155.1 $149.0 $151.9 $152.5 $183.7 Q4 FY16 Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 Net Sales ($ in millions) $579.6 $597.1 $637.1 FY 2015 FY 2016 FY 2017 Quarter STAHL(1) added $24.7 million Organic growth: $3.9 million, or 2.5% Year Acquired revenue of $65.0 million Q4 FY17 FY 2017 Acquisitions $ 24.7 15.9% $ 65.0 10.8% Pricing (0.1) (0.1)% 0.7 0.1% Volume 4.9 3.2% (20.6) (3.3)% Foreign currency translation (0.9) (0.6)% (5.1) (0.9)% Quarter and Fiscal Year Bridge Y/Y + 18.4% Y/Y + 6.7% (1) Acquired January 31, 2017

15 15 $48.4 $48.0 $49.7 $44.8 $1.5 [CELLREF] [CELLRE F] [CELLRE F] $8.9 Q4 FY16 Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 $181.6 [CELLRE F] [CELLRE F] $1.7 [CELLREF] [CELLRE F] FY 2015 FY 2016 FY 2017 $187.3 $3.9 $192.9 $8.9 Gross Profit & Adjusted Gross Margin1 Non-GAAP Adjustments Gross Profit * Adjusted gross profit as % of sales Quarter and Fiscal Year Bridge (1) Adjusted gross profit is a non-GAAP financial measures. Please see supplemental slides for a reconciliation from GAAP gross profit to non-GAAP gross profit and other important disclosures regarding the use of non-GAAP financial measures. 32.2%* 29.4%* 32.7%* 32.2%* 32.2%* ($ in millions) 31.7%* 32.0%* 31.6%* STAHL adjusted gross margin (1) of 33.7% Q4 FY17 core adjusted gross margin(1) of 32.0% Q4 FY17 FY 2017 Fiscal 2016 Gross Profit $ 48.4 $ 187.3 STAHL/ Magnetek acquisitions 8.3 22.5 Prior-year Non-GAAP adjustments 1.5 3.9 Productivity, net of other cost changes 1.2 2.0 Sales volume and mix 0.7 (9.3) Pricing, net of material cost inflation (0.3) (0.5) Product Liability (0.3) (2.5) Foreign currency translation (0.3) (1.6) STAHL inventory step-up expense (8.9) (8.9) Total Change $ 1.9 $ 5.6 Fiscal 2017 Gross Profit $ 50.3 $ 192.9

16 16 [VALUE] [CELLRE F] $12.6 [CELLRE F] [VALUE] [CELLREF] [CELLRE F] [CELLRE F] [VALUE] Q4 FY16 Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 $3.1 $0.2 $11.2 $12.6 $5.3 Operating Income & Non-GAAP Margin(1) Non-GAAP Adjustments Income from Operations Quarter STAHL:  $2.8 million incremental operating income  11.5% adjusted operating margin Year $23.5 million of unusual costs STAHL annual amortization estimated at $6.7 million per year * Non-GAAP operating income as % of sales. (1) Adjusted operating income is a non-GAAP financial measures. Please see supplemental slides for a reconciliation from GAAP operating income to non-GAAP operating income and other important disclosures regarding the use of non-GAAP financial measures. ($ in millions) 9.2%* 5.5%* 8.3%* 7.7%* 9.2%* $54.6 [CELLRE F] [CELLRE F] $2.4 [CELLREF] [CELLRE F] FY 2015 FY 2016 FY 2017 7.8%* 9.0%* 9.8%* $40.6 $13.0 $26.0 $23.5

17 17 Adjustments in FY 2017 & Q4 FY17 ($ in millions) $8.9 [VALUE] $3.1 $1.4 $1.3 $1.1 [VALUE] [CELLREF] Purchase Accounting Inventory / Backlog Step-up STAHL Costs (Deal & Integration) CEO Retirement Costs Insurance Recovery Legal Costs Debt Extinguishment Trademark Impairment FX Option Gain Canadian Pension Lump Sum Settlement $8.8 $1.6 Total: Q4 FY17 $21.2 million FY 2017 $26.1 million Significant non-operating items in the quarter and year COGS G&A G&A G&A FY 2017 Q4 FY17

18 18 Annual Earnings Per Share $1.34 [CELLRE F] [CELLRE F] [CELLREF] [CELLREF] [CELLRE F] FY 2015 FY 2016 FY 2017 $0.43 (1) Adjusted net income and diluted earnings per share (EPS) are non-GAAP financial measures. Please see supplemental slides for a reconciliation from GAAP net income and diluted EPS to non-GAAP adjusted net income and diluted EPS and other important disclosures regarding the use of non-GAAP financial measures. Net income: $9.0 million Non-GAAP adjusted net income: $27.6 million(1) Full year tax rate: 31.0% Expected FY 2018 tax rate: 21% to 25%(2) Non-GAAP EPS(1) GAAP EPS (2) Tax rate guidance provided May 31, 2017 ($ in millions)

19 19 Strong operating cash flow despite ~$8 million of cash consumed for unusual items Managing CapEx: working to improve return on invested capital FY 2018 expected CapEx: ~$20 to $24 million(1) Cash Flow Note: Components may not add to totals due to rounding Three Months Ended March 31, Year Ended March 31, 2017 2016 2017 2016 Net cash provided by operating activities $ 11.9 $ 19.7 $ 60.5 $ 52.6 Capital expenditures (CapEx) (3.1) (6.8) (14.4) (22.3) Operating free cash flow $ 8.8 $ 12.9 $ 46.1 $ 30.3 (1) Capital expenditure guidance provided May 31, 2017

20 20 21.5% 22.4% 21.2% 19.9% 18.6% 3/31/16 6/30/16 9/30/16 12/31/16 3/31/17 Working Capital 3.6x 3.4x 3.5x 3.9x 4.1x 3/31/16 6/30/16 9/30/16 12/31/16 3/31/17 Working Capital as a Percent of Sales Inventory Turns (1) Excludes the impact of Magnetek, which was acquired on September 2, 2015 (2) Excludes the impact of STAHL which was acquired on January 31, 2017 (1) (1) Working capital as a percent of sales was 18.6%  Best performance in 4 years (2) (2) Inventory turns increased to 4.1x  Targeting further improvement in FY18 Improvements drive cash flow for debt repayment

21 21 Capitalization March 31, 2017 March 31, 2016 Cash and cash equivalents $ 77.6 $ 51.6 Total debt 421.3 267.6 Total net debt 343.7 216.0 Shareholders’ equity 341.4 286.3 Total capitalization $ 762.7 $ 553.9 Debt/total capitalization 55.2% 48.3% Net debt/net total capitalization 50.2% 43.0% De-levering Balance Sheet Expected rate of debt reduction  $45 million to $50 million in FY18  Targeting 3x Net Debt/EBITDA by end of FY18  Ramping to $50 million to $55 million in FY19 Covenant-lite  No leverage maintenance covenant as long as Revolver is undrawn

22 22 Key Takeaways Leading US market share, strong brands, key vertical markets Magnetek and STAHL strengthen value proposition Broad products offering focused on safety and productivity Extensive market channels & growing global presence Improving margins & strong cash flow

23 23 Supplemental Information

Adjusted Gross Profit Reconciliation

($ in thousands)	Quarter					Fiscal Year		
	Q4 FY16	Q1 FY17	Q2 FY17	Q3 FY17	Q4 FY17	FY 2015	FY 2016	FY 2017
Gross Profit	$48,393	$48,047	$49,729	$44,821	$50,335	$181,607	$187,263	$192,932
Add back:								
Product liability costs for legal settlement	1,100	—	—	—	—	—	1,100	—
Building held for sale impairment charge	429	—	—	—	—	—	429	—
Acquisition inventory step-up expense	—	—	—	—	8,852	543	1,446	8,852
Acquisition amortization of backlog	—	—	—	—	—	—	581	—
Facility consolidation costs	—	—	—	—	—	1,176	346	—
Non-GAAP adjusted gross margin	$49,922	$48,047	$49,729	$44,821	$59,187	$183,326	$191,165	$201,784
Sales	155,088	149,013	151,925	152,497	183,688	579,643	597,103	637,123
Adjusted gross margin	32.2%	32.2%	32.7%	29.4%	32.2%	31.6%	32.0%	31.7%

Adjusted gross profit is defined as gross profit as reported, adjusted for unusual items. Adjusted gross profit is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable to the measure as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information such as adjusted gross profit is important for investors and other readers of the Company's financial statements, and assists in understanding the comparison of the current quarter's gross profit to the historical period's gross profit.

COLUMBUS McKINNON CORPORATION
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Adjusted Income from Operations Reconciliation

($ in thousands)	Quarter					Fiscal Year		
	Q4 FY16	Q1 FY17	Q2 FY17	Q3 FY17	Q4 FY17	FY 2015	FY 2016	FY 2017
Income (loss) from operations	$11,809	$11,201	$12,619	$5,317	$(3,164)	$54,648	$40,570	$25,973
Add back:								
Acquisition inventory step-up expense and real estate transfer taxes	—	—	—	—	8,852	659	1,446	8,852
Acquisition deal, integration, and severance costs	—	—	—	3,140	5,675	—	8,046	8,815
CEO retirement pay and search costs	—	—	—	—	3,085	—	—	3,085
Insurance recovery legal costs	—	—	—	—	1,359	—	—	1,359
Impairment of intangible asset	—	—	—	—	1,125	—	—	1,125
Canadian pension lump sum settlements	—	247	—	—	—	—	—	247
Product liability costs for legal settlement	1,100	—	—	—	—	—	1,100	—
Building held for sale impairment charge	429	—	—	—	—	—	429	—
Facility consolidation costs	859	—	—	—	—	1,726	1,444	—
Magnetek acquisition amortization of backlog	—	—	—	—	—	—	581	—
Non-GAAP adjusted income from operations	$14,197	$11,448	$12,619	$8,457	$16,932	$57,033	$53,616	$49,456
Sales	155,088	149,013	151,925	152,497	183,688	579,643	597,103	637,123
Adjusted operating margin	9.2%	7.7%	8.3%	5.5%	9.2%	9.8%	9.0%	7.8%

Adjusted income from operations is defined as income from operations as reported, adjusted for certain items and to apply a normalized tax rate. Adjusted income from operations is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP and may not be comparable to the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted income from operations, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's income from operations to the historical periods' income from operations

COLUMBUS McKINNON CORPORATION
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26 26 Adjusted Diluted EPS Reconciliation Adjusted net income and diluted EPS are defined as net income and diluted EPS as reported, adjusted for certain items and to apply a normalized tax rate. Adjusted net income and diluted EPS are not measures determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable to the measure as used by other companies. Nevertheless, Columbus McKinnon believes that providing non- GAAP information, such as adjusted net income and diluted EPS, is important for investors and other readers of the Company’s financial statements and assists in understanding the comparison of the current quarter’s and current year’s net income and diluted EPS to the historical periods’ net income and diluted EPS. (1) Applies normalized tax rate of 30% to GAAP pre-tax income and non-GAAP adjustments above, which are each pre-tax. FY 2015 FY 2016 FY 2017 Net income (loss) $27,190 $19,579 $8,984 Add back: Acquisition inventory step-up expense and real estate transfer taxes 659 1,446 8,852 Acquisition deal, integration, and severance costs — 8,046 8,815 CEO retirement pay and search costs — — 3,085 Insurance recovery legal costs — — 1,359 Impairment of intangible asset — — 1,125 Loss on extinguishment of debt — — 1,303 (Gain) loss on foreign exchange option for acquisition — — 1,590 Canadian pension lump sum settlements — — 247 Product liability costs for legal settlement — 1,100 — Building held for sale impairment charge — 429 — Facility consolidation costs 1,726 1,444 — Magnetek acquisition amortization of backlog — 581 — Debt refinancing costs 8,567 — — Normalize tax rate (1) (5,265) (1,356) (7,778) Non-GAAP adjusted net income $32,877 $31,269 $27,582 Average diluted shares outstanding 20,224 20,315 20,888 Diluted income per share - GAAP $1.34 $0.96 $0.43 Diluted income per share - Non-GAAP $1.63 $1.54 $1.32 ($ in thousands, except per share data)

27 27 77% 78% 79% 80% 81% 82% 83% 74% 75% 76% 77% 78% 79% 80% All Manufacturing Total Source: The Federal Reserve Board Eurozone Capacity Utilization U.S. Capacity Utilization Source: European Commission 82.5% March 2017 75.9% (Manufacturing) & 76.7% (Total) April 2017(1) Industrial Capacity Utilization (1) April 2017 numbers are preliminary

28 28 Established Global Presence